                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                              ____________________



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 April 30, 1995
                                 Date of Report
                       (Date of earliest event reported)


                          GULF SOUTHWEST BANCORP, INC.
               (Exact name of registrant as specified in charter)

                Texas                     0-11033           76-0045946
  (State or other jurisdiction          (Commission        (IRS Employer
of incorporation or organization)       File Number)    Identification No.)

          4200 Westheimer, Suite 210
               Houston, Texas                         77027
   (Address of principal executive offices)        (Zip Code)


                                 (713) 622-0042
              (Registrant's telephone number, including area code)

                                 not applicable
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

     On April 30, 1995, Texas Gulf Coast Bancorp, Inc. ("Texas Gulf Coast") was merged (the "Merger") into Gulf Southwest Nevada Bancorp, Inc. ("Merger Sub"), a wholly-owned subsidiary of Gulf Southwest Bancorp, Inc. (the "Registrant" or "Gulf Southwest"). Pursuant to the terms of the operative agreements, each share of the common stock, $1.00 par value per share, of Texas Gulf Coast (the "TGC Common Stock") other than shares held by dissenting shareholders was converted into 2.1176 shares of the common stock, $1.00 par value per share, of the Registrant (the "GSW Common Stock"). The holders of 888 shares of TGC Common Stock have notified the Merger Sub of their intent to dissent from the Merger and demand payment of the fair value of their shares of TGC Common Stock. No fractional shares of GSW Common Stock were issued. In lieu of fractional shares, each holder of TGC Common Stock who would otherwise have been entitled to receive a fractional share of GSW Common Stock received, in lieu thereof, cash based upon each share of GSW Common Stock having a value of $25.50. The exchange ratio was determined by negotiation between the parties based on the recommendation of Alex Sheshunoff & Co. Investment Banking, an investment banking firm which was jointly retained by Gulf Southwest and Texas Gulf Coast to opine as to the fairness of the exchange ratio. Shares of GSW Common Stock issued in exchange for the TGC Common Stock were authorized but unissued shares of the Registrant. The funds for payment in lieu of fractional shares were obtained from the working capital of the Registrant; the funds necessary to satisfy the demands of dissenting shareholders also will be obtained from such working capital.

     Prior to the Merger, Texas Gulf Coast was a bank holding company owning 97.1% of the issued and outstanding capital stock of Texas City Bank, Texas City, Texas, 100% of the issued and outstanding capital stock of First Bank Mainland, LaMarque, Texas, 99.5% of the issued and outstanding capital stock of First Bank Pearland, Pearland, Texas, and 100% of the issued and outstanding capital stock of Central Data Processing, Inc., which performed certain proof and bookkeeping services for Texas Gulf Coast.

     Gulf Southwest is a bank holding company which, prior to the Merger, indirectly owned 100% of the issued and outstanding capital stock of Merchants Bank, Houston, Texas. As a result of the Merger, Gulf Southwest also owns 97.1% of the issued and outstanding capital stock of Texas City Bank, 100% of the issued and outstanding capital stock of First Bank Mainland, 99.5% of the issued and outstanding capital stock of First Bank Pearland, and 100% of the issued and outstanding capital stock of Central Data Processing, Inc. G.S.W. Data Processing, Inc., a wholly-owned subsidiary of Merger Sub, provides data processing services for Merchants Bank, Texas City Bank, First Bank Mainland and First Bank Pearland, and also provided such services to these banks prior to the Merger.

Material Relationships

     J. W. Lander, Jr., is Chairman of the Board of Directors and a director of Gulf Southwest and until the consummation of the Merger was President and a director of Texas Gulf Coast. He is also Chairman of the Board and a director of Merchants Bank and is and prior to the Merger was Chairman of the Board of Directors and a director of Texas City Bank, First Bank Mainland and First Bank Pearland. In addition, he is the voting trustee under a voting trust agreement (the

"GSW Voting Trust Agreement") with certain shareholders of Gulf Southwest and until the consummation of the Merger was the voting trustee under a voting trust agreement (the "TGC Voting Trust Agreement") with certain shareholders of Texas Gulf Coast, pursuant to which agreements he had voting power with respect to over 50% of the shares of each corporation. However, Mr. Lander could not, without the consent of the holders of at least two-thirds of the shares of TGC Common Stock subject to the applicable voting trust agreement, vote such shares of TGC Common Stock in favor of the Merger. Such consent was received with respect to the Merger.

     J. W. Lander, III, is a director and an executive officer of Gulf Southwest and until consummation of the Merger was a director and an executive officer of Texas Gulf Coast. He is also Senior Vice President and a director of Merchants Bank and is and prior to the Merger was a director of Texas City Bank, First Bank Mainland and First Bank Pearland. The shares of GSW Common Stock held by J.W. Lander, III, prior to the Merger as well as the shares of GSW Common Stock acquired pursuant to the Merger are subject to the voting trust described previously.

     Pursuant to the terms of the operative agreements, subsequent to the Merger Gulf Southwest will appoint A. Harrel Blackshear to its Board of Directors. Prior to the Merger, Mr. Blackshear served as Vice President, Secretary and a director of Texas Gulf Coast. Mr. Blackshear is also a director of First Bank Mainland and First Bank Pearland, and President and a director of Texas City Bank.

Stock Ownership

     Certain affiliates of Gulf Southwest both are shareholders of Gulf Southwest and prior to consummation of the Merger were shareholders of Texas Gulf Coast. Information with respect to such holdings is set forth below:

                                                                     Beneficial Ownership of
                             Beneficial Ownership                        GSW Common Stock
                             of TGC Common Stock          ----------------------------------------------
                               Prior to Merger               Prior to Merger           After Merger
                      ----------------------------------  ----------------------  ----------------------
                            Amount             %              Amount        %        Amount         %
                            ------             -              ------        -        ------         -
J. W. Lander, Jr.         177,236/(1)/       53.8%          696,658/(3)/   55.2%    924,122/(5)/  47.3%
J. W. Lander, III             128              *              6,772/(4)/     *        7,043/(4)/    *
Vanco Trusts               53,002/(2)/       16.1%          341,758/(4)/   27.1%    453,995/(4)/  23.2%

__________
*Less than 1%

/(1)/ Shares subject to TGC Voting Trust Agreement, of which 54,286 shares were owned of record and beneficially by J. W. Lander, Jr. Includes 69,948 shares which will not be subject to GSW Voting Trust Agreement upon consummation of the Merger.
/(2)/ Shares subject to TGC Voting Trust Agreement.
/(3)/ Shares subject to GSW Voting Trust Agreement, of which 275,828 shares were owned of record and beneficially by J. W. Lander, Jr.

/(4)/ Shares subject to GSW Voting Trust Agreement.
/(5)/ Shares subject to GSW Voting Trust Agreement, of which 390,784 shares are owned of record and beneficially by J. W. Lander, Jr. Includes 271 shares converted from 128 shares of TGC Common Stock which were not subject to the TGC Voting Trust Agreement.


Item 7.   Financial Statements and Exhibits.

 (a)      Financial Statements of Business Acquired.

          Report of Hidalgo, Banfill, Zlotnik & Kermali, P.C., independent auditors.

          Report of Griffin, Iles, Masel & Duvall, P.C., independent auditors.

          Consolidated Balance Sheets as of December 31, 1994 and December 31, 1993 and (unaudited) as of March 31, 1995 and March 31, 1994.

          Consolidated Statement of Income for the years ended December 31, 1994, 1993 and 1992 and (unaudited) for the three months ended March 31, 1995 and March 31, 1994.

          Statement of Stockholders' Equity for the period from January 1, 1992 through December 31, 1994 and (unaudited) for the three months ended March 31, 1995.

          Consolidated Statement of Cash Flows for the years ended December 31, 1994, 1993 and 1992 and (unaudited) for the three months ended March 31, 1995 and March 31, 1994.

          Balance Sheets (Parent Company Only) as of December 31, 1994 and December 31, 1993 and (unaudited) as of March 31, 1995 and March 31, 1994.

          Statement of Income (Parent Company Only) for the years ended December 31, 1994, 1993 and 1992 and (unaudited) for the three months ended March 31, 1995 and March 31, 1994.

          Statement of Cash Flows (Parent Company Only) for the years ended December 31, 1994, 1993 and 1992 and (unaudited) for the three months ended March 31, 1995 and March 31, 1994.

          Notes to Financial Statements.

 (b)      Pro Forma Financial Information.

          Report of Hidalgo, Banfill, Zlotnick & Kermali, P.C., independent accountants.

          Pro Forma Consolidating Financial Statements Objectives.

          Pro Forma Consolidating Balance Sheet as of March 31, 1995
          (unaudited).

          Pro Forma Consolidating Statement of Income for the year ended December 31, 1994 (unaudited).

          Pro Forma Consolidating Statement of Income for the three months ended March 31, 1995 (unaudited).

          Notes to Pro Forma Consolidating Financial Statements.

(c)       Exhibits.


                                              Incorporated by Reference From
Exhibit Number and Description                        (if Applicable)
- --------------------------------             ---------------------------------
                                             Form    Date    File No.  Exhibit
                                             ----  --------  --------  -------
(2)  Plan of acquisition,
     reorganization, arrangement,
     liquidation or succession

     2.1  Agreement and Plan of
          Reorganization                      S-4  11/25/94  33-86750     2.1

     2.2  Agreement and Plan of
          Merger                              N/A    N/A       N/A        N/A


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              GULF SOUTHWEST BANCORP, INC.

Date: May 10, 1995            By: /s/ J. W. Lander, III
                                  --------------------------------------
                                   J. W. Lander, III
                                   President

                         TEXAS GULF COAST BANCORP, INC.
                                AND SUBSIDIARIES

                              FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

                   HIDALGO, BANFILL, ZLOTNIK & KERMALI, P.C.
                         CERTIFIED PUBLIC ACCOUNTANTS
                         (Originally Founded in 1949)


Board of Directors and Shareholders
Texas Gulf Coast Bancorp, Inc.
Houston, Texas



                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------



We have audited the accompanying consolidated balance sheet of Texas Gulf Coast Bancorp, Inc. and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, stockholders' equity, and cash flows for the years then ended, and the balance sheet of Texas Gulf Coast Bancorp, Inc. (parent company only) as of December 31, 1994 and 1993, and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of Texas Gulf Coast Bancorp, Inc. and subsidiaries and Texas Gulf Coast Bancorp, Inc. (parent company only) as of December 31, 1992, were audited by other auditors, whose report dated March 19, 1993, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Texas Gulf Coast Bancorp, Inc. and subsidiaries and the financial position of Texas Gulf Coast Bancorp, Inc. (parent company only) as of December 31, 1994 and 1993, and the respective results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note 4 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities in 1994.


                                      /s/HIDALGO, BANFILL,ZLOTNIK & KERMALI,P.C

                                       Hidalgo, Banfill, Zlotnik & Kermali, P.C.
Houston, Texas
March 3, 1995



      3555 TIMMONS LANE, SUITE 460 - HOUSTON, TEXAS 77027 - (713) 963-8008

Board of Directors and Shareholders
Texas Gulf Coast Bancorp, Inc.
Houston, Texas



                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------



We have audited the accompanying consolidated statements of income, stockholders' equity and cash flows of Texas Gulf Coast Bancorp, Inc. and subsidiaries for the year in the period ended December 31, 1992, and the statements of income, stockholders' equity and cash flows of Texas Gulf Coast Bancorp, Inc. (parent company only) for the year in the period ended December 31, 1992. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Texas Gulf Coast Bancorp, Inc. and subsidiaries and Texas Gulf Coast Bancorp, Inc. (parent company only) for the year in the period ended December 31, 1992, in conformity with generally accepted accounting principles.



                                       /s/ Griffin, Iles, Masel & Duvall, P.C.


                                         Griffin, Iles, Masel & Duvall, P.C.



Texas City, Texas
March 19, 1993

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------

                          CONSOLIDATED BALANCE SHEET
                          --------------------------


                                     ASSETS
                                     ------

                                                    December 31,                     March 31,
                                             --------------------------      --------------------------
                                                 1994          1993              1995          1994
                                             ------------  ------------      ------------  ------------
                                                                                     [unaudited]

Cash and due from banks                     $  13,996,478 $  14,887,077     $  12,252,259 $  10,951,932
Time deposits in financial institutions                 -       100,000                 -             -
Federal funds sold and deposits with
 Federal Home Loan Bank                        22,154,499    38,301,622        18,219,418    30,469,515
Investment securities:
 Held-to-maturity (market value
  1994 - $ 63,809,334
  1993 - $ 81,905,426)                         66,626,246    80,156,038        67,910,452    66,949,170
 Available-for-sale (market value
  1994 - $ 19,670,817)                         19,670,817             -        19,725,659    16,138,973

Loans:
 Loans, net of unearned income
  of $ 3,527,938 in 1994 and
  $ 3,573,790 in 1993                          78,452,041    78,136,746        78,238,492    78,135,491
 Less allowance for possible
  loan losses                                     796,524     1,022,095           734,972     1,046,884
                                             ------------  ------------      ------------  ------------

 Total loans, net                              77,655,517    77,114,651        77,503,520    77,088,607

Bank premises and equipment                     3,587,187     3,174,162         3,742,416     3,407,937
Accrued interest receivable                     1,580,819     1,589,912         1,632,429     1,495,062
Excess of cost of subsidiaries over
 equity in net assets acquired,
 net of amortization of $ 2,244,023
 in 1994 and $ 2,123,418 in 1993                  756,353       876,958           746,337       820,952
Real estate and other loan related assets         831,844     1,477,096           753,651     1,179,403
Other assets                                      926,686       766,534           995,778       971,195
                                             ------------  ------------      ------------  ------------

    Total Assets                            $ 207,786,446 $ 218,444,050     $ 203,481,919 $ 209,472,746
                                             ============  ============      ============  ============




See notes to financial statements.

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------

                          CONSOLIDATED BALANCE SHEET
                          --------------------------


                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

                                                       December 31,                        March 31,
                                               ----------------------------        ---------------------------
                                                   1994           1993                 1995           1994
                                               -------------  -------------        -------------  ------------
                                                                                          [unaudited]
Deposits:
  Non-interest bearing                        $  42,673,987  $  44,698,688        $  42,236,128  $  40,709,616
  Interest bearing                              143,459,628    150,793,334          138,897,485    147,077,592
                                               ------------   ------------         ------------   ------------

                                                186,133,615    195,492,022          181,133,613    187,787,208

Accrued interest, taxes and other
  liabilities                                     1,188,058      2,367,390              976,263        894,538
Borrowings                                        2,969,067      1,104,643            3,440,844      1,039,150
Minority interest in subsidiaries                   253,660        248,281              259,056        250,699
                                               ------------   ------------         ------------   ------------

     Total Liabilities                          190,544,400    199,212,336          185,809,776    189,971,595
                                               ------------   ------------         ------------   ------------

Stockholders' Equity:
  Preferred stock, 8% cumulative,
   $ 16 par value, authorized
   1,000,000 shares, issued
   155,050 shares in 1993                                 -      2,480,800                    -      2,480,800

  Common stock, $ 1 par value,
   authorized 1,000,000 shares,
   issued 381,939 shares                            381,939        381,939              381,939        381,939
  Paid-in capital                                 5,207,041      5,207,041            5,207,041      5,207,041
  Retained earnings                              15,214,300     14,384,965           15,437,576     14,668,514
  Net unrealized gain (loss) on securities
   available-for-sale (net of income taxes)        (338,203)             -             (131,382)       (14,112)
                                               ------------   ------------         ------------   ------------

                                                 20,465,077     22,454,745           20,895,174     22,724,182
  Less cost of stock held in treasury:
   Common 52,201 shares in 1994
     and 1993                                    (3,223,031)    (3,223,031)          (3,223,031)    (3,223,031)
                                               ------------   ------------         ------------   ------------

     Total Stockholders' Equity                  17,242,046     19,231,714           17,672,143     19,501,151
                                               ------------   ------------         ------------   ------------

     Total Liabilities and
      Stockholders' Equity                    $ 207,786,446  $ 218,444,050        $ 203,481,919  $ 209,472,746
                                               ============   ============         ============   ============





See notes to financial statements.

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------

                       CONSOLIDATED STATEMENT OF INCOME
                       --------------------------------

                                                                                          Three Months Ended
                                                Year Ended December 31,                        March 31,
                                        ----------------------------------------        ------------------------
                                           1994          1993          1992                1995         1994
                                        ------------  ------------  ------------        -----------  -----------
                                                                                               [unaudited]
Interest Income:
 Interest and fees on loans             $ 6,776,407   $ 7,048,741   $ 7,790,971         $1,776,930   $1,710,556
 Investment securities:
  Taxable interest                        3,941,439     4,552,132     5,465,942          1,012,929      940,219
  Non-taxable interest                      776,207       765,176       729,120            212,747      203,809
 Time deposits with financial
  institutions                                   97        19,849        22,540                  -            -
 Federal funds sold and deposits
  with Federal Home Loan Bank             1,133,107       939,815       900,016            382,646      265,852
                                        -----------   -----------   -----------         ----------   ----------

    Total Interest Income                12,627,257    13,325,713    14,908,589          3,385,252    3,120,436
                                        -----------   -----------   -----------         ----------   ----------

Interest Expense:
 Deposits                                 4,166,895     4,309,987     5,815,158          1,175,776    1,003,654
 Borrowings                                  78,686        79,263       112,749             71,128       17,670
                                        -----------   -----------   -----------         ----------   ----------

    Total Interest Expense                4,245,581     4,389,250     5,927,907          1,246,904    1,021,324
                                        -----------   -----------   -----------         ----------   ----------

Net interest income                       8,381,676     8,936,463     8,980,682          2,138,348    2,099,112
Provision for possible loan losses         (178,000)     (474,663)     (262,833)           (67,500)     (48,500)
                                        -----------   -----------   -----------         ----------   ----------
Net interest income after provision
 for possible loan losses                 8,203,676     8,461,800     8,717,849          2,070,848    2,050,612
                                        -----------   -----------   -----------         ----------   ----------

Non-interest income:
 Service charges on deposit accounts      1,883,049     2,031,129     1,941,650            447,408      552,587
 Other service charges and fees              67,552       136,713       109,936             44,794        9,583
 Other operating income                   1,206,417     1,129,795       858,495            152,942      260,367
 Securities transactions                     (1,224)       11,422        32,250                  -        2,256
                                        -----------   -----------   -----------         ----------   ----------

    Total Non-interest Income             3,155,794     3,309,059     2,942,331            645,144      824,793
                                        -----------   -----------   -----------         ----------   ----------

Non-interest Expense:
 Salaries and employee benefits           4,415,710     4,702,481     4,354,551          1,126,087    1,040,430
 Occupancy expense                          631,197       603,718       579,033            176,683      147,665
 Furniture and equipment expense            703,275       516,477       457,552            129,895      127,677
 Other real estate expense                  117,916       243,181       288,248             15,097       17,965
 Other operating expense                  3,804,130     4,368,788     3,419,366            907,029    1,072,949
                                        -----------   -----------   -----------         ----------   ----------

    Total Non-interest Expense            9,672,228    10,434,645     9,098,750          2,354,791    2,406,686
                                        -----------   -----------   -----------         ----------   ----------




See notes to financial statements.

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------

                 CONSOLIDATED STATEMENT OF INCOME (CONTINUED)
                 --------------------------------------------

                                                                                  Three Months Ended
                                         Year Ended December 31,                       March 31,
                                  -------------------------------------         -----------------------
                                      1994        1993        1992                1995       1994
                                  ------------ ---------- ------------        ----------- ----------
                                                                                      [unaudited]
Income before income taxes
   and cumulative effect of an
   accounting change                 1,687,242   1,336,214    2,561,430           361,201    468,719

Provision for income taxes             461,600     211,000      474,769            88,464     86,094
                                    ----------  ----------   ----------          --------   --------

Income before cumulative effect
   of an accounting change           1,225,642   1,125,214    2,086,661           272,737    382,625

Cumulative effect of an
  accounting change                          -     158,157            -                 -          -
                                    ----------  ----------   ----------          --------   --------

Net Income                         $ 1,225,642 $ 1,283,371  $ 2,086,661         $ 272,737  $ 382,625
                                    ==========   =========    =========          ========    =======

Weighted Average Number of Common
  Shares Outstanding                   329,738     372,759      379,156           329,738    329,738
                                    ==========  =========      ========          ========    =======


Net Income per Common Share:

  Income before cumulative effect
    of an accounting change        $      3.12 $      2.49  $      4.98         $     .83  $    1.00

Accounting Change                  $         - $       .42  $         -         $       -  $       -
                                    ----------   ---------    ---------          --------    -------

Net Income                         $      3.12 $      2.91  $      4.98        $     .83  $    1.00
                                    ==========   =========    =========          ========    =======



See notes to financial statements.

         TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES (CONSOLIDATED)
         --------------------------------------------------------------
                                      AND
                                      ---
              TEXAS GULF COAST BANCORP, INC. (PARENT COMPANY ONLY)
              ----------------------------------------------------

                       STATEMENT OF STOCKHOLDERS' EQUITY
                       ---------------------------------

                                                                                          Net
                                                                                       Unrealized
                                                                                      Gain [loss]
                                                                                           on
                                                                                       Securities
                                     Preferred     Common    Paid-In      Retained     Available-     Treasury
                                       Stock       Stock     Capital      Earnings      for-Sale       Stock
                                    ------------  --------  ----------  ------------  ------------  ------------

Balance at January 1, 1992          $ 2,480,800   $381,939  $5,207,041  $11,867,326     $       -   $   (71,944)

 Net income                                   -          -           -    2,086,661             -             -
 Treasury stock acquired:
  Preferred, 1,967 shares                     -          -           -            -             -       (31,472)
  Common, 6,273 shares                        -          -           -            -             -      (104,104)
 Cash dividends:
  Preferred, $ 1.28
   per share                                  -          -           -     (198,464)            -             -
  Common, $ .60
   per share                                  -          -           -     (227,663)            -             -
                                    -----------   --------  ----------  -----------   -----------   -----------

Balance at December 31, 1992          2,480,800    381,939   5,207,041   13,527,860             -      (207,520)

 Net income                                   -          -           -    1,283,371             -             -
 Treasury stock acquired:
  Common, 50,162 shares                       -          -           -            -             -    (3,154,187)
 Treasury stock sold:
  Preferred, 1.967 shares                     -          -           -            -             -        31,472
  Common, 6,734 shares                        -          -           -            -             -       107,204
 Cash dividends:
  Preferred, $ 1.28
   per share                                  -          -           -     (198,464)            -             -
  Common, $.60
   per share                                  -          -           -     (227,802)            -             -
                                    -----------   --------  ----------  -----------   -----------   -----------

Balance at December 31, 1993          2,480,800    381,939   5,207,041   14,384,965             -    (3,223,031)

 Net income                                   -          -           -    1,225,642             -             -
 Cash dividends:
  Preferred, $ 1.28
   per share                                  -          -           -     (198 464)            -             -
  Common, $.60
   per share                                  -          -           -     (197,843)            -             -
 Change in accounting
  method (Note 4)                             -          -           -            -       106,898             -
 Net change in unrealized
  losses on investment
  securities available-
  for-sale                                    -          -           -            -      (445,101)            -
 Redemption of preferred
  stock                              (2,480,800)         -           -            -             -             -
                                    -----------   --------  ----------  -----------   -----------   -----------

Balance at December 31, 1994                  -    381,939   5,207,041   15,214,300      (338,203)   (3,223,031)

 Net income                                   -          -           -      272,737             -             -
 Cash dividends:
  Common, $.15 per share                      -          -           -      (49,461)            -             -
 Net change in unrealized losses
  on investment securities
  available-for-sale                          -          -           -            -       206,821             -
                                    -----------   --------  ----------  -----------   -----------   -----------

Balance at March 31, 1995           $         -   $381,939  $5,207,041  $15,437,576     $(131,382)  $ 3,223,031
                                    ===========   ========  ==========  ===========   ===========   ===========
 (unaudited)


 See notes to financial statements.

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------

                     CONSOLIDATED STATEMENT OF CASH FLOWS
                     ------------------------------------

                                                                                           Three Months Ended
                                                      Year Ended December 31,                    March 31,
                                           -------------------------------------------  --------------------------
                                                1994           1993           1992          1995          1994
                                           -------------  -------------  -------------  ------------  ------------
                                                                                                [unaudited]
Cash Flows From Operating
 Activities:

Net income                                 $  1,225,642   $  1,283,371   $  2,086,661   $   272,737   $   382,625
                                            -----------    -----------    -----------    ----------    ----------

Adjustments to Reconcile Net
 Income to Cash Flows
 from Operating Activities:

 Provision for possible
  loan loss                                     178,000        474,663        262,833        67,500        48,500
 Discount (accretion) amortized to
  income                                        244,638        240,955         20,677        56,652        24,466
 (Gain) loss on sale of investment
  securities                                      1,224        (11,422)       (32,250)            -        (2,256)
 Origination of mortgage loans
  for sale                                  (11,882,086)   (17,176,320)   (13,165,200)   (2,253,778)   (4,027,319)
 Proceeds from mortgage loans sold           13,402,720     17,113,859     12,047,020     1,757,100     5,051,164
 Depreciation and amortization                  526,792        842,336        749,732       104,377       150,782
 Loss (gain) on sale and abandonment
  of premises and equipment                      20,443         86,256         (8,861)       (2,667)       (1,997)
 Provision for losses on real estate
  and other loan-related assets                  41,410        108,322              -             -        41,410
 (Gain) loss on sale of real estate
  and other loan-related assets                 (43,366)       105,534        100,151             -       (35,075)
 Charitable contribution of real estate         155,970              -              -        52,000             -
 Decrease (increase) in accrued
  interest receivable                             9,093        183,539        337,311       (51,610)       94,850
 (Increase) decrease in other assets             20,885       (423,551)       100,883      (180,868)     (204,854)
 (Decrease) increase in accrued
  interest, taxes and other liabilities        (164,061)        36,310        (20,159)      274,401        20,258
                                            -----------    -----------    -----------    ----------    ----------

   Total Adjustments                          2,511,662      1,580,481        392,137      (176,893)    1,159,929
                                            -----------    -----------    -----------    ----------    ----------

Net Cash Flows From
 Operating Activities                         3,737,304      2,863,852      2,478,798        95,844     1,542,554
                                           ------------   ------------   ------------   -----------   -----------










See notes to financial statements.

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------

               CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)
               ------------------------------------------------

                                                                                             Three Months Ended
                                                      Year Ended December 31,                     March 31,
                                            ------------------------------------------   ---------------------------
                                                 1994          1993           1992           1995          1994
                                            ------------   ------------   ------------   ------------   ------------
                                                                                                 [unaudited]
Cash Flows From Investing Activities:
 Net decrease (increase) in time
  deposits in financial institutions             100,000         20,000              -              -        100,000
 Proceeds from sales of held-to-maturity
  investment securities                                -     18,198,009              -              -              -
 Proceeds from the maturities of held-to-
  maturity investment securities              20,334,035     30,606,524     36,055,090      2,351,898      8,043,025
 Proceeds from the sales of available-
  for-sale investment securities                       -              -              -              -              -
 Proceeds from the maturities of
  available-for-sale investment
  securities                                   6,075,000              -              -        250,000
 Purchase of held-to-maturity
  investment securities                      (20,932,824)   (52,525,981)   (24,475,076)    (3,679,001)   (11,012,874)
 Purchase of available-for-sale
  investment securities                      (12,382,338)             -              -              -
 Net decrease (increase) in loans             (1,784,587)     6,268,800       (339,217)       589,210       (806,128)
 Rebates paid to customers                      (626,952)      (862,723)             -       (111,275)      (259,065)
 Recoveries of loans charged-off                  68,029         56,559         65,706         38,299          4,407
 Proceeds from sale of premises
  and equipment                                   75,714              -        111,300          9,550          8,500
 Capital expenditures                           (915,369)      (358,640)      (649,537)      (256,473)      (323,453)
 Proceeds from sale of real estate
  and other loan-related assets                  595,248        383,727        357,756         91,134        295,857
                                            ------------   ------------   ------------    -----------   ------------

Net Cash Flows From Investing Activities      (9,394,044)     1,786,275     11,126,022       (716,658)    (3,949,731)
                                            ------------   ------------   ------------    -----------   ------------

Cash Flows From Financing Activities:
 Net increase (decrease) in deposits          (9,358,407)     1,580,333      7,887,379     (5,000,002)    (7,704,814)
 Proceeds from borrowings                      2,000,000        110,000              -        480,800              -
 Repayment of borrowings                        (135,576)      (355,357)      (250,000)        (9,023)       (65,493)
 Cash dividends paid                            (396,307)      (426,262)      (426,197)       (49,461)       (99,076)
 Purchase of treasury stock                   (1,490,692)    (1,663,495)      (135,576)             -     (1,490,692)
 Proceeds from sale of treasury stock                  -        138,676              -              -              -
 Redemption of preferred stock                (2,000,000)             -              -       (480,800)             -
                                            ------------   ------------   ------------   - ----------   ------------

Net Cash Flows From Financing activities     (11,380,982)      (616,105)     7,075,606     (5,058,486)    (9,360,075)
                                             -----------    -----------    -----------     ----------    -----------

Net increase (decrease) in
 Cash and Cash Equivalents                   (17,037,722)     4,034,022     20,680,426     (5,679,300)   (11,767,252)

Cash and Cash Equivalents at
 Beginning of Period                          53,188,699     49,154,677     28,474,251     36,150,977     53,188,699
                                             -----------    -----------    -----------     ----------    -----------

Cash and Cash Equivalents at
 End of Period                              $ 36,150,977   $ 53,188,699   $ 49,154,677   $ 30,471,677   $ 41,421,447
                                             ===========    ===========    ===========     ==========    ===========

Interest Paid                               $  4,246,094   $  4,475,981   $  5,930,920   $  1,194,904   $  1,037,771
                                             ===========    ===========    ===========     ==========    ===========

Federal Income Taxes Paid                   $    294,823   $    620,394   $    359,202   $          -   $          -
                                             ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------

               CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)
               ------------------------------------------------

                                                                                         Three Months Ended
                                              Year Ended December 31,                         March 31,
                                  ---------------------------------------------     -----------------------------
                                       1994            1993            1992             1995             1994
                                  ------------  --------------    -------------     --------------    -------------
                                                                                             [unaudited]
Non-Cash Transactions:

 Bank loans for real estate
  and other loan-related
  assets sold                     $    243,982   $     345,617    $           -     $     51,500    $    31,900

 Foreclosed properties
  transferred to real
  estate and other loan
  related assets                  $    347,992   $     663,298    $     247,421     $    130,307    $    48,515

 Bank-owned land transferred
  to real estate and other
  loan-related assets             $          -   $     550,000    $           -     $          -    $         -

 Treasury stock acquired and
  purchase price currently
  payable                         $          -   $   1,490,692    $           -     $          -    $         -

 Redemption of preferred stock
  currently payable               $    480,800   $           -    $           -     $          -    $         -











See notes to financial statements.

                        TEXAS GULF COAST BANCORP, INC.
                        ------------------------------
                             (PARENT COMPANY ONLY)
                             ---------------------

                                 BALANCE SHEET
                                 -------------

                                    ASSETS
                                    ------

                                                        December 31,                     March 31,
                                               ----------------------------      ---------------------------
                                                  1994             1993              1995            1994
                                               -----------     ------------      -----------     -----------
                                                                                          [unaudited]
Cash                                          $    326,789    $   1,496,581      $    340,842   $    344,680
Due from bank subsidiaries                         260,404          325,509           353,634        133,313
Investment in subsidiaries:
 Bank                                           18,936,177       18,410,520        19,351,680     18,667,981
 Non-bank                                          105,214          224,292            94,964        186,402
Equipment                                           18,382           25,274            16,659         23,551
Excess of cost of subsidiaries over
 equity in net assets acquired,
 net of amortization of $ 2,244,023
 in 1994 and $ 2,123,418 in 1993                   756,353          876,958           746,337        820,952
Other assets                                       322,927          416,273           252,927        346,272
                                               -----------     ------------       -----------     ----------

   Total Assets                               $ 20,726,246    $  21,775,407      $ 21,157,043   $ 20,523,151
                                               ===========     ============       ===========     ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

Accrued expenses and other liabilities        $    480,800    $  1,500,693       $          -   $     10,000
Due to non-bank subsidiary                         103,400          43,000            104,100         62,000
Borrowings                                       2,900,000       1,000,000          3,380,800        950,000
                                               -----------     -----------        -----------    -----------

 Total Liabilities                               3,484,200       2,543,693          3,484,900      1,022,000

Commitments and Contingencies                            -               -                  -              -

Stockholders' Equity:
 Preferred stock, 8% cumulative,
  $ 16 par value,
  authorized 1,000,000 shares,
  issued 155,050 shares in 1993                          -       2,480,800                  -      2,480,800
Common stock, $ 1 par value,
 authorized 1,000,000 shares,
 issued 381,939 shares                             381,939         381,939            381,939        381,939
Paid-in capital                                  5,207,041       5,207,041          5,207,041      5,207,041
Retained earnings                               15,214,300      14,384,965         15,437,576     14,668,514
Net unrealized gain (loss) on
 securities available-for-sale
 (net of income taxes)                            (338,203)              -           (131,382)       (14,112)
                                               -----------     -----------        -----------    -----------
                                                20,465,077      22,454,745         20,895,174     22,724,182
Less cost of stock held in treasury:
 Common, 52,201 shares in 1994
 and 1993                                       (3,223,031)     (3,223,031)        (3,223,031)    (3,223,031)
                                               -----------     -----------        -----------    -----------

 Total Stockholders' Equity                     17,242,046      19,231,714         17,672,143     19,501,151
                                               -----------     -----------        -----------    -----------

 Total Liabilities and
   Stockholders' Equity                       $ 20,726,246    $ 21,775,407       $ 21,157,043   $ 20,523,151
                                               ===========     ===========        ===========    ===========

See notes to financial statements.

                        TEXAS GULF COAST BANCORP, INC.
                        ------------------------------
                             PARENT COMPANY ONLY)
                             --------------------

                              STATEMENT OF INCOME
                              -------------------

                                                                                                     Three Months Ended
                                                           Year Ended December 31,                         March 31,
                                               ---------------------------------------------      -----------------------
                                                   1994             1993             1992           1995           1994
                                               -----------     ------------      -----------      ---------     ---------
                                                                                                         [unaudited]
Income:
 Dividends from bank subsidiaries              $   866,765     $  3,221,726      $ 1,044,881     $  172,132    $  220,698
 Interest income                                         -           16,336           17,005              -             -
                                                ----------      -----------       ----------       --------      --------

                                                   866,765        3,238,062        1,061,886        172,132       220,698
                                                ----------      -----------       ----------       --------      --------

Expenses:
 Interest                                           70,878           71,979          110,922         70,611        15,371
 Amortization                                      120,605          273,408          212,850         10,016        56,066
 Other operating expenses                          196,422          236,436          109,377         39,730        44,532
                                                ----------      -----------       ----------       --------      --------

                                                   387,905          581,823          433,149        120,357       115,969
                                                ----------      -----------       ----------       --------      --------

Income before income tax benefit and
 equity in undistributed income of
 subsidiaries and cumulative effect
 of an accounting change                           478,860        2,656,239          628,737         51,775       104,729

Income tax benefit                                   2,000          199,000          192,613         22,530        44,213
                                                ----------      -----------       ----------       --------      --------

Income before equity in undistributed
 income of subsidiaries and cumulative
 effect of an accounting change                    480,860        2,855,239          821,350         74,305       148,942

Equity in undistributed income of
 subsidiaries                                      744,782       (1,800,599)       1,265,311        198,432       233,683
                                                ----------      -----------       ----------       --------      --------

Income before cumulative effect of an
 accounting change                               1,225,642        1,054,640        2,086,661        272,737       382,625

Cumulative effect of an
 accounting change                                       -          228,731                -              -             -
                                                ----------      -----------       ----------       --------      --------

Net Income                                     $ 1,225,642     $  1,283,371      $ 2,086,661     $  272,737    $  382,625
                                                ==========      ===========       ==========       ========      ========












See notes to financial statements.

                         TEXAS GULF COAST BANCORP, INC.
                         ------------------------------
                             (PARENT COMPANY ONLY)
                             ---------------------

                            STATEMENT OF CASH FLOWS
                            -----------------------

                                                                                                         Three Months Ended
                                                               Year Ended December 31,                        March 31,
                                                      ------------------------------------------     ---------------------------
                                                           1994           1993           1992             1995           1994
                                                      ------------   ------------   ------------     ------------   ------------
                                                                                                             [unaudited]
Cash Flows From Operating Activities:

Net Income                                            $  1,225,642   $  1,283,371   $  2,086,661     $   272,737    $    382,625

Adjustments to Reconcile Net Income to
 Cash Flows From Operating Activities:
 Equity in undistributed income of
  subsidiaries                                            (744,782)     1,800,599     (1,265,311)       (198,432)       (233,683)
 Amortization and depreciation                             127,497        281,523        216,372          11,739          57,730
 (Increase) decrease in due from
  subsidiaries                                             125,505        251,258       (391,476)        (92,530)        192,196
 (Increase) decrease in other assets                        93,345       (402,012)       338,733          70,000          70,000
 Increase (decrease) in accrued
  expenses and other liabilities                           (10,001)      (178,892)       (38,636)              -          19,000
                                                       -----------    -----------    -----------      ----------     -----------

Net Cash Flows From Operating Activities                   817,206      3,035,847        946,343          63,514         487,868
                                                       -----------    -----------    -----------      ----------     -----------

Cash Flows From Investing Activities:
 Addition to Equipment                                           -              -        (34,458)              -               -
                                                       -----------    -----------    -----------      ----------     -----------

Net Cash Flow From Investing Activities                          -              -        (34,458)              -               -
                                                       -----------    -----------    -----------      ----------     -----------

Cash Flows From Financing Activities:
 Proceeds from borrowings                                2,000,000              -              -         480,800               -
 Repayments of borrowings                                 (100,000)      (350,000)      (250,000)              -         (50,000)
 Dividends paid                                           (396,306)      (426,266)      (426,127)        (49,461)        (99,077)
 Purchase of treasury stock                             (1,490,692)    (1,663,495)             -               -      (1,490,692)
 Proceeds from sale of treasury stock                            -        138,676              -               -               -
 Redemption of preferred stock                          (2,000,000)             -              -        (480,800)              -
                                                       -----------    -----------    -----------      ----------     -----------

Net Cash Flows From Financing Activities                (1,986,998)    (2,301,085)      (676,127)        (49,461)     (1,639,769)
                                                       -----------    -----------    -----------      ----------     -----------

Net Increase (Decrease) in
 Cash and Cash Equivalents                              (1,169,792)       734,762        235,758          14,053      (1,151,901)
Cash and Cash Equivalents at
 Beginning of Year                                       1,496,581        761,819        526,061         326,789       1,496,581
                                                       -----------    -----------    -----------      ----------     -----------
Cash and Cash Equivalents at
 End of Year                                          $    326,789   $  1,496,581   $    761,819     $   340,842    $    344,680
                                                       ===========    ===========    ===========      ==========     ===========

Interest Paid                                         $     80,878   $     75,479   $    115,922     $    70,611    $     15,371
                                                       ===========    ===========    ===========      ==========     ===========

Taxes Paid                                            $    294,823   $    620,394   $    359,002     $         -    $          -
                                                       ===========    ===========    ===========      ==========     ===========

Non-Cash Transactions:
 Treasury stock acquired and
  purchase price still payable                        $          -   $  1,490,692   $          -     $         -    $          -
                                                       ===========    ===========    ===========      ==========     ===========
 Redemption of preferred stock
  currently payable                                   $    480,000   $          -   $          -     $         -    $          -
                                                       ===========    ===========    ===========      ==========     ===========

See notes to financial statements.

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------
                                      AND
                                      ---
              TEXAS GULF COAST BANCORP, INC. (PARENT COMPANY ONLY)
              ----------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
- ---------------------------------------------------

The accounting and reporting policies of Texas Gulf Coast Bancorp, Inc. (Company) and its subsidiaries conform to generally accepted accounting principles and practices within the banking industry. The Company and its subsidiaries provide banking services to its customers in the greater Galveston and Harris Counties, Texas metropolitan area. A summary of the more significant accounting policies follows:

FINANCIAL STATEMENT PRESENTATION
- --------------------------------

The consolidated financial statements include the accounts of the parent company and its wholly-owned subsidiaries, First Bank Mainland and Central Data Processing, Inc. and its majority-owned subsidiaries First Bank Pearland and Texas City Bank. All significant intercompany accounts and transactions have been eliminated in consolidation. Investments in subsidiaries are accounted for on the equity method of accounting in the Parent Company Only financial statements.

INVESTMENT SECURITIES
- ---------------------

Effective January 1, 1994, the Company adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity
Securities: (SFAS 115). Investment securities that may be sold in response to or in anticipation of changes in interest rates or other factors are classified as available-for-sale and carried at fair value. The unrealized gains and losses on these securities are reported net of applicable income taxes as a separate component of stockholders' equity. At December 31, 1993, securities available-for-sale were carried at amortized cost. Securities that the Company has the intent and ability to hold to maturity continue to be carried at amortized cost.

Interest income on investment securities, including amortization of premiums and accretion of discounts, is recognized using the interest method. The specific identification method is used to determine realized gains and losses on sales of securities, which are reported in securities transactions.

LOANS
- -----

Loans are stated at the principal amount outstanding, net of unearned income. Interest on commercial and real estate loans is accrued over the term of the loan based on the amount of principal outstanding except where serious doubt exists as to the collectibility of a loan, in which case the accrual of interest is discontinued. Interest income on installment loans is computed primarily on sum-of-the-months-digit method which, in the aggregate, does not differ materially from the interest method. Net loan origination and commitment fees are included in unearned income and are being deferred over the contractual life of the loans as an adjustment of the yield.

ALLOWANCE FOR POSSIBLE LOAN LOSSES
- ----------------------------------

The allowance for possible loan losses is established by a charge to income as a provision for loan losses. Actual losses or recoveries are charged or credited directly to this allowance. The amount of the allowance is determined based upon evaluation of the loan portfolio, a review of past loan loss experience and management's judgment with respect to current and expected economic conditions and their potential impact on the loan portfolio.

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------
                                      AND
                                      ---
              TEXAS GULF COAST BANCORP, INC. (PARENT COMPANY ONLY)
              ----------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
- ---------------------------------------------------------------

BANK PREMISES AND EQUIPMENT
- ---------------------------

Bank premises and equipment are stated at cost less accumulated depreciation. Depreciation expense is computed on the straight-line method based upon the estimated useful lives of the assets. Amortization of leasehold improvements is based on the estimated useful lives of the improvements or the term of the respective lease, whichever is shorter. At the time of a retirement or sale, the related cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is recorded in income. Maintenance and repairs are charged to expense as incurred. Renewals and betterments, expenditures which generally increase the value of the property or extend its useful life, are capitalized.

REAL ESTATE AND OTHER LOAN-RELATED ASSETS
- -----------------------------------------

Real estate and other loan-related assets are stated at the lower of cost or estimated fair value, less the estimated costs to sell. Any reduction from cost (loan value) to estimated fair value at the time of foreclosure is charged to the allowance for possible loan losses. Subsequent valuation adjustments are charged to current earnings through the provision for revaluation of real estate and other loan-related assets or are charged directly to expense in the period in which they are identified. Losses on dispositions are recognized in the period of occurrence while gains are not recognized until all criteria for income recognition have been met. Also, any income received or expense incurred during the period the assets are owned is recognized as income or expense during the period in which it is received or incurred and is included in other real estate expense.

EXCESS OF COST OVER EQUITY IN NET ASSETS ACQUIRED
- -------------------------------------------------

The fair value of the net assets acquired in transactions accounted for as purchases is recorded as an investment by the parent company. The excess of the cash or market value of the consideration given in the transaction over the fair value of the net assets acquired is recorded as the excess of cost over fair value of assets acquired, which is amortized into other operating expenses on a straight-line basis over a period of 10 to 25 years.

INCOME TAXES
- ------------

The Company and its subsidiaries file a consolidated Federal income tax return. The subsidiaries record income tax expense by applying the statutory tax rate to their income as adjusted for tax exempt interest and other temporary differences and remit the portion of Federal income taxes currently due to the parent company. The parent company records, as a tax benefit, the difference between total taxes reflected by the subsidiaries and the consolidated provision for income taxes. Deferred tax assets and liabilities are recognized for balance sheet basis differences for tax and financial reporting purposes. The deferred taxes represent future tax return consequences of those differences.

EARNINGS PER SHARE
- ------------------

Earnings per share of common stock are computed by dividing earnings, net of dividends on preferred stock for the year, by the weighted average number of shares outstanding during the year.

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------
                                      AND
                                      ---
              TEXAS GULF COAST BANCORP, INC. (PARENT COMPANY ONLY)
              ----------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
- ---------------------------------------------------------------

CASH AND CASH EQUIVALENTS
- -------------------------

For purposes of reporting cash flows, cash and cash equivalents include cash and due from banks, federal funds sold and deposits with the Federal Home Loan Bank. Generally, federal funds are purchased and sold for one-day periods.

RECLASSIFICATIONS
- -----------------

Certain amounts in the 1993 and 1992 financial statements have been reclassified to conform with the 1994 presentation.


NOTE 2 - AGREEMENT AND PLAN MERGER
- ----------------------------------

In November 1994, the Company entered into an agreement and plan of merger with Gulf Southwest Nevada Bancorp, Inc., a wholly owned subsidiary of Gulf Southwest Bancorp, Inc. When the merger becomes effective the Company will merge into Gulf Southwest Nevada Bancorp, Inc. and its separate existence will cease.

The effect date of the merger will be after approval is received from the Federal Reserve Bank and the approval of the shareholders of both Companies.


NOTE 3 - RESERVE REQUIREMENTS
- -----------------------------

Cash and due from banks of approximately $1,621,000 at December 31, 1994 was maintained to satisfy regulatory reserve and other requirements.


NOTE 4 - INVESTMENT SECURITIES
- ------------------------------

On January 1, 1994, the Company adopted SFAS 115, which addresses the accounting for investments in debt and equity securities. Such securities are classified in three categories and accounted for as follows: debt securities that the Company has the intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost; debt and equity securities bought and held principally for the purpose of reselling, of which the Company has none, are classified as trading securities and are carried at fair value, with unrealized gains and losses included in income; debt or equity securities not classified as either held-to-maturity or trading securities are deemed available-for-sale and are carried at fair value, with unrealized gains and losses, net of applicable income taxes, reported as a separate component of stockholders' equity.

Prior to the adoption of SFAS 115, all investment securities were carried at amortized cost.

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------
                                      AND
                                      ---
              TEXAS GULF COAST BANCORP, INC. (PARENT COMPANY ONLY)
              ----------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------



NOTE 4 - INVESTMENT SECURITIES (CONTINUED)
- ------------------------------------------

As a result of the adoption of SFAS 115, debt securities in the amount of $ 11,650,854 that were previously carried at amortized cost are measured at fair value.

HELD-TO-MATURITY INVESTMENT SECURITIES:
- ---------------------------------------

                                           Amortized                Gross Unrealized               Fair
                                                          ------------------------------
                                             Cost              Gains            Losses            Value
                                        -------------     -------------    -------------     -------------
December 31, 1994:

U.S. Treasury and
 other U.S. Government
 agencies                               $  49,658,445     $      18,525    $   2,192,390     $  47,484,580

State, county and municipal
 obligations                               16,967,801            52,782          695,829        16,324,754
                                         ------------      ------------     ------------      ------------

                                        $  66,626,246     $      71,307    $   2,888,219     $  63,809,334
                                         ============      ============     ============      ============

                                           Amortized             Gross Unrealized                  Fair
                                                          ------------------------------
                                             Cost             Gains            Losses             Value
                                        -------------     -------------    -------------     -------------
December 31, 1993:

U.S. Treasury and
 other U.S. Government
 agencies                               $  63,383,768     $   1,414,734    $     133,741     $  64,664,761

State, county and municipal
 obligations                               16,551,603           483,326           14,391        17,019,998

Other                                         220,667                 -                -           220,667
                                         ------------      ------------     ------------      ------------

                                        $  80,156,038     $   1,898,060    $     148,132     $  81,905,426
                                         ============      ============     ============      ============

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------
                                      AND
                                      ---
              TEXAS GULF COAST BANCORP, INC. (PARENT COMPANY ONLY)
              ----------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------



NOTE 4 - INVESTMENT SECURITIES (CONTINUED)
- ------------------------------------------

AVAILABLE-FOR-SALE INVESTMENT SECURITIES:
- -----------------------------------------

                                               Amortized         Gross Unrealized            Fair
                                                              ----------------------
                                                 Cost            Gains      Losses           Value
                                             ------------     ---------  -----------     ------------
December 31, 1994:

U.S. Treasury and other
 U.S. Government
 agencies                                    $ 19,969,407     $   3,823  $   523,063     $ 19,450,167

Other                                             220,650             -            -          220,650
                                             ------------      --------   ----------      -----------

                                             $ 20,190,057     $   3,823  $   523,063     $ 19,670,817
                                              ===========      ========   ==========      ===========

Cash proceeds from the maturity and sales of held-to-maturity investment securities during 1994 and 1993 were $ 20,334,035 and $ 48,804,533, respectively. Cash proceeds from the maturity and sales of available-for-sale investment securities during 1994 was $ 6,075,000. Net losses from available-for-sale investment securities sold in 1994 amounted to $ 1,224 (gross gains of $ 2,482 and gross losses of $ 3,706). Net gains for investment securities matured or sold in 1993 amounted to $ 11,422 (gross gains of $ 84,224 and gross losses of $ 72,802).

The amortized cost and estimated fair value of investment securities at December 31, 1994, by contractual maturity were as follows:

                                                   Held-to-Maturity              Available-for-Sale
                                             ---------------------------     ---------------------------
                                               Amortized        Fair           Amortized        Fair
                                                 Cost           Value            Cost           Value
                                             ------------   ------------     ------------   ------------

Due in one year or less                      $  7,154,841   $  7,125,310     $  8,014,373   $  7,859,575
Due after one year through
 five years                                    46,311,795     44,149,803       11,955,034     11,590,592
Due after five years
 through ten years                             12,779,987     12,183,028                -              -
Due after ten years                               379,623        351,193          220,650        220,650
                                              -----------    -----------      -----------    -----------

Total Investment Securities                  $ 66,626,246   $ 63,809,334     $ 20,190,057   $ 19,670,817
                                              ===========    ===========      ===========    ===========

Investment securities with amortized cost of $ 37,626,054 and $ 37,178,066 at December 31, 1994 and 1993, were pledged to secure public deposits and for other purposes as required by law.

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------
                                      AND
                                      ---
              TEXAS GULF COAST BANCORP, INC. (PARENT COMPANY ONLY)
              ----------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------



NOTE 5 - LOANS
- --------------

The loan portfolio was comprised of the following categories at December 31:

                                                           1994             1993
                                                     -------------    -------------

Commercial and industrial                            $  16,069,566    $  14,362,158
Real estate - construction                               2,012,355        1,733,467
Real estate - other                                     25,771,144       26,204,988
Installment                                             37,488,769       37,315,945
Mortgage loans held for resale                                   -        1,520,634
Other loans                                                638,145          573,344
                                                      ------------     ------------

  Total loans                                           81,979,979       81,710,536

Less:
Unearned income                                         (3,527,938)      (3,573,790)
Allowance for possible loan losses                        (796,524)      (1,022,095)
                                                      ------------     ------------

Net Loans                                            $  77,655,517    $  77,114,651
                                                      ============     ============

Loans on which interest was not being accrued amounted to $686,192 and $1,150,673 at December 31, 1994 and 1993, respectively. Interest income lost on non-performing loans was $60,294, $174,397 and $309,017 for the years ended December 31, 1994, 1993 and 1992, respectively.

Some of the directors and executive officers of the Company and its subsidiaries and their related parties are loan customers at the Company's subsidiary banks. In management's judgment, such borrowings were only substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others and do not involve other than normal risk of collectibility.

An analysis of loans to these parties is as follows:

                                                           1994             1993
                                                     -------------    -------------

Balance at beginning of year                         $   3,444,888    $   4,588,562
New loans                                                4,392,126        1,586,657
Amounts collected                                       (2,646,372)      (2,428,146)
Loans to customers no
 longer related parties and other                         (327,429)        (302,185)
                                                      ------------     ------------

Balance at end of year                               $   4,863,213    $   3,444,888
                                                      ============     ============

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------
                                      AND
                                      ---
              TEXAS GULF COAST BANCORP, INC. (PARENT COMPANY ONLY)
              ----------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------


NOTE 5 - LOANS (CONTINUED)
- --------------------------

Transactions in the allowance for possible loan losses were are follows:

                                                           1994            1993            1992
                                                      ------------    ------------    ------------

Balance at beginning of year                          $  1,022,095    $  1,059,783    $  1,152,088
Provision charged to expense                               178,000         474,663         262,833
Loan losses:
 Charge-offs                                              (471,599)       (568,911)       (420,839)
 Recoveries                                                 68,028          56,560          65,701
                                                       -----------     -----------     -----------

Net loan losses                                           (403,571)       (512,351)       (355,138)
                                                       -----------     -----------     -----------

Balance at end of year                                $    796,524    $  1,022,095    $  1,059,783
                                                       ===========     ===========     ===========

In 1994, the Financial Accounting Standards Board issued Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan and No. 118, Accounting by Creditors for Impairment of a Loan-Income Recognition and Disclosures. The Company will adopt those new standards on January 1, 1995. The adoption of these new standards will have no material effect on the Company's financial position or results of operations.


NOTE 6 - BANK PREMISES AND EQUIPMENT
- ------------------------------------

Bank premises and equipment were comprised of the following at December 31:

                                                        Estimated
                                                       Useful Lives        1994            1993
                                                       ------------   ------------    ------------

Land                                                                  $    902,203    $    905,323
Bank premises and leasehold
 improvements                                          5 to 40 yrs.      3,723,823       3,231,659
Furniture and equipment                                3 to 10 yrs.      2,344,864       2,231,659
Automobiles                                            3 to 5 yrs.         153,130         192,772
Construction in progress                                                    12,627          45,354
Less-accumulated depreciation
 and amortization                                                       (3,549,460)     (3,432,605)
                                                                       -----------     -----------

Net balance at end of year                                            $  3,587,187    $  3,174,162
                                                                       ===========     ===========

Depreciation and amortization charged to operating expense was $406,187, $568,928 and $352,973 for the years ended December 31, 1994, 1993 and 1992, respectively.

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------
                                      AND
                                      ---
              TEXAS GULF COAST BANCORP, INC. (PARENT COMPANY ONLY)
              ----------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------



NOTE 7 - INTEREST BEARING DEPOSITS
- ----------------------------------

Interest-bearing deposits were comprised of the following categories at December 31:

                                                                   1994               1993
                                                             --------------     --------------
Interest-bearing demand                                      $   55,680,221     $   49,576,010
Savings                                                          26,269,866         36,012,730
Time                                                             51,160,397         53,302,380
Time over $ 100,000                                              10,349,144         11,902,214
                                                              -------------      -------------
                                                             $  143,459,628     $  150,793,334
                                                              =============      ==============

NOTE 8 - BORROWINGS
- -------------------

The Company had the following indebtedness at December 31:
                                                                   1994               1993
                                                             --------------     --------------
Texas Gulf Coast Bancorp, Inc.
- ------------------------------

Note payable in the amount of $ 3,400,000
or the aggregate unpaid amount of advances
unpaid, whichever is lesser.  Principal
quarterly beginning June 30, 1995, and
quarterly thereafter until maturity at
March 31, 1997.  Interest is payable
quarterly beginning March 31, 1995 at
the prime rate (8.5% at December 31,
1994).  The rate is collateralized
by all the shares of common stock of
the subsidiary banks owned by the Company.                   $    2,900,000     $            -

Note payable in quarterly installments
of $ 50,000 plus interest at the prime
rate (6% at December 31, 1993), through
July of 1994.  The note is collateralized
by 194,264 shares of common stock of
Texas City Bank owned by the Company.                                     -          1,000,000
                                                              -------------     --------------
                                                                  2,900,000          1,000,000

Subsidiaries
- -----------------------------------------------
Note payable in monthly installments of
$ 2,441 including interest at 8%.  The
note is collateralized by computer equipment.                        69,067             94,643

Term note payable March 28, 1994 plus
interest at 9.5%.  The loan is collateralized
by computer equipment.                                                    -             10,000
                                                              -------------      -------------

                                                             $    2,969,067     $    1,104,643
                                                              =============      =============

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------
                                      AND
                                      ---
              TEXAS GULF COAST BANCORP, INC. (PARENT COMPANY ONLY)
              ----------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------


NOTE 8 - BORROWINGS (CONTINUED)
- -------------------------------

Maturities of borrowings at December 31, 1994, on a consolidated basis are as follows:


                1995                                                $  549,000
                1996                                                   725,000
                1997                                                 1,695,067

NOTE 9 - DIVIDENDS FROM SUBSIDIARIES
- ------------------------------------

Substantially all of the retained earnings of the Company represent undistributed net income of subsidiaries. Dividends paid by the Company's subsidiary banks are subject to restrictions by certain regulatory agencies.


NOTE 10 - FEDERAL INCOME TAXES
- ------------------------------

The Company adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, effective January 1, 1993. The cumulative adjustment resulted in a tax benefit of $ 158,157.

Deferred income tax provision (benefit) results from differences between amounts of assets and liabilities as measured for income tax and financial reporting purposes. The significant components of Federal deferred tax assets and liabilities as of December 31, are as follows:

                                                                                  1994            1993
                                                                              -----------     -----------

Deferred Tax Assets:                                                          $   176,500     $         -
 Unrealized investment securities losses                                           72,000         135,500
 Allowance for possible loan losses                                               217,000         242,100
 Alternative minimum tax credit                                                    55,800               -
 Contribution carryforward                                                         12,400          36,400
 Write down of premise and equipment                                                2,900          52,000
 Carrying value of other real estate owned                                     ----------      ----------
                                                                                  536,600         466,000

Deferred Tax Liability:                                                           290,400         298,000
 Depreciation                                                                  ----------      ----------

Net Deferred Tax                                                              $   246,200     $   168,000
                                                                               ==========      ==========

No valuation allowance was recognized in that the deferred tax assets should be realized in future years.

The consolidated provision (benefit) for income taxes consists of the following:


                                                          1994          1993           1992
                                                     -----------   ------------   ------------

Current                                              $   363,300   $   253,000    $   537,421
Deferred                                                  98,300       (42,000)       (62,652)
                                                      ----------    ----------     ----------

                                                     $   461,600   $   211,000    $   474,769
                                                      ==========    ==========     ==========

- ------------------------------------------

The tax expense applicable to securities gains and losses for 1994, 1993 and 1992 was $ (419), $ 3,900 and $ 11,000, respectively.

The difference between the effective tax rate on consolidated income before income taxes and the statutory rate is attributed to the following:

                                                          1994            1993            1992
                                                     -------------   -------------   -------------
Federal income tax provision at statutory rate       $     573,700   $     454,000   $     880,762
Tax exempt income                                         (263,900)       (260,000)       (244,369)
Alternative minimum tax credit                              25,100          14,000        (159,708)
Additional tax assessed for 1992                            89,600               -               -
Other                                                       37,100           3,000          (1,916)
                                                      ------------    ------------    ------------

                                                     $     461,600   $     211,000   $     474,769
                                                      ============    ============    ============

Deferred income taxes result from temporary differences between the carrying value of assets and liabilities for financial reporting and tax reporting purposes. The sources and related tax effects of these differences are as follows:

                                                          1994            1993       1992
                                                     ------------    ------------    ------------
Tax effect of temporary differences:

Alternative minimum tax credit                       $     25,100    $    (14,000)   $          -
Tax over book depreciation                                 (7,600)        (13,000)          2,063
Other real estate owned charged down
for book and not tax                                       49,100          37,000         (84,123)
Allowance for loan loss in excess of tax                   63,500           9,000         110,095
Write-down of bank premise and equipment                   24,000         (37,000)              -
Deferred loan fees                                              -         (39,000)        (62,505)
Contribution carryforward                                 (55,800)              -               -
Other                                                           -          15,000         (28,182)
                                                      -----------     -----------     -----------

                                                     $     98,300    $    (42,000)   $    (62,652)
                                                      ===========     ===========     ===========

At December 31, 1994, the Company has, for tax reporting purposes, alternative minimum tax credit carryforwards of $ 217,000.


NOTE 11 - EMPLOYEE PENSION PLAN
- -------------------------------

The Company has a defined benefit pension plan covering substantially all employees. The plan was contributory until August 31, 1994 and then became non-contribution. Benefits are based on an employee's years of service and earnings. The Company makes contributions to the plan annually based upon actuarial valuations. The plan assets are managed and invested by the Trust division of a commercial bank. The plan assets are invested in several equity, bond and cash common trust investment funds managed by the trustee bank.

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------
                                      AND
                                      ---
             TEXAS GULF COAST BANCORP, INC. (PARENT COMPANY ONLY)
             ----------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------



NOTE 11 - EMPLOYEE PENSION PLAN (CONTINUED)
- -------------------------------------------

Total pension expense for 1994, 1993 and 1992 was $124,581, $83,019 and $57,492,
respectively. Net periodic pension cost for the Company-sponsored plan was as follows:

                                                           1994           1993             1992
                                                      -------------   -------------   -------------
Service cost-benefit earned during the year           $     268,142   $     260,327   $     255,779
Interest cost on projected benefit obligation               179,993         167,675         150,095
Actual gain on plan assets                                  348,636        (254,235)       (115,816)
Net amortization and deferrals                             (604,454)         33,327        (109,127)
                                                       ------------    ------------    ------------

Net pension expense                                   $     192,317   $     207,094   $     180,931
                                                       ============    ============    ============

Significant assumptions used in determining pension cost for the Company are as follows:


  Discount rate                                                6.0%
  Expected rate of increase in compensation                    4.0%
  Expected long-term rate of return on plan assets             8.0%


Funded status of the pension plan is as follows:

                                                                            1994            1993
                                                                       -------------   ------------
Projected benefit obligation:
Vested benefits                                                       $  (1,481,883)  $  (2,505,514)
Non-vested benefits                                                         (39,107)        (48,085)
                                                                       ------------    ------------

Accumulated benefit obligation                                           (1,520,990)     (2,553,599)
Effect of projected future
 compensation level                                                        (273,431)       (448,617)
                                                                       ------------    ------------

                                                                         (1,794,421)     (3,002,216)
Plan assets at fair value                                                 1,625,205       2,727,262
                                                                       ------------    ------------

Plan assets (less) than projected
benefit obligation                                                         (169,216)       (274,954)
Unrecognized net (gains) loss                                               186,718         319,201
Unrecognized net (assets) obligation
 being amortized over 15 years                                             (287,446)       (316,191)
                                                                       ------------    ------------

Accrued (prepaid) pension cost                                        $    (269,944)  $    (271,944)
                                                                       ============    ============

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------
                                      AND
                                      ---
             TEXAS GULF COAST BANCORP, INC. (PARENT COMPANY ONLY)
             ----------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------


NOTE 12 - COMMITMENTS AND CONTINGENCIES
- ---------------------------------------

In the normal course of business, the Company's subsidiary banks are a party to financial instruments with off balance sheet risk to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. These instruments involve, to varying degrees, elements of credit risk in excess of the amounts recognized in the Consolidated Balance Sheet.

The Company's subsidiary banks use the same credit policies in making commitments as it does for on-balance sheet instruments. Collateral is required to support the off-balance sheet instruments when it is deemed necessary. Collateral held varies, but may include: deposits held in financial institutions, accounts receivable, inventory and property, plant and equipment.

Financial instruments whose contract amounts represent potential credit risk are as follows at December 31:

                                                      1994          1993
                                                 -------------  -------------
Commitments to extend credit                     $   4,084,142  $   8,387,411
Standby and commercial letters of credit               288,514        448,317

The Company and subsidiaries have non-cancelable operating leases covering certain equipment. The following is a schedule of future minimum lease payments as of December 31, 1994:

       Year Ending December 31,                        Equipment
       ------------------------                       -----------
                1995                                  $   125,206
                1996                                       92,230
                1997                                       49,033
                1998                                       25,609
                1999                                        3,249
                2000 and after                              3,249

Rent expense incurred under operating leases amounted to $ 159,148, $ 89,535 and $ 70,989, for the years ended December 31, 1994, 1993 and 1992, respectively.

Various lawsuits are pending against the Company's subsidiaries. Management, after reviewing these suits with legal counsel, considers that the aggregate liability, if any, would not have a material adverse effect on the Company's financial position.


NOTE 13 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS
- ---------------------------------------------------------------

The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of SFAS No. 107, Disclosure about Fair Value of Financial Instruments. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------
                                      AND
                                      ---
             TEXAS GULF COAST BANCORP, INC. (PARENT COMPANY ONLY)
             ----------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------



NOTE 13 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
- ---------------------------------------------------------------------------

Cash and cash equivalents -- For cash and due from banks, time deposits in financial institutions and federal funds sold, the carrying amount is a reasonable estimate of fair value.

Investment securities -- Investment securities fair value equals quoted market price, if available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Loans -- The fair value of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Deposits -- The fair value of demand deposits, savings accounts and certain money market deposits is the amount payable on demand at the reporting date. The fair value of fixed-maturity certificates of deposit is estimated using the rates currently offered for deposits of similar remaining maturities.

Borrowings -- Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate fair value of existing debt.

Commitments to extend credit and standby letters of credit -- The fair value of commitments is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the present creditworthiness of the counter parties. For fixed-rate commitments, fair value also considers the difference between current levels of interest rates and committed rates. The fair value of letters of credit is based on fees currently charged for similar letters of credit.

The estimated fair values of the Company's financial instruments are as follows:

                                         December 31, 1994                   December 31, 1993
                                 ----------------------------------    ----------------------------------
                                      Carrying             Fair            Carrying              Fair
                                      Amount              Value            Amount               Value
                                 ---------------    ---------------    ---------------    ---------------
Assets:
 Cash and cash equivalents       $    36,150,977    $    36,150,977    $    53,288,699    $    53,288,699
 Investment securities                86,297,063         83,480,151         80,156,038         81,905,426
 Loans, net                           77,655,517         75,407,890         77,114,651         77,060,829

Liabilities:
 Deposits                            186,189,467        186,039,943        195,492,022        195,812,078
 Borrowings                            2,969,067          2,969,067          1,104,643          1,104,643

Off-balance sheet instruments
 (unrealized gains [losses]):                                   211                                   941

                TEXAS GULF COAST BANCORP, INC. AND SUBSIDIARIES
                -----------------------------------------------
                                      AND
                                      ---
             TEXAS GULF COAST BANCORP, INC. (PARENT COMPANY ONLY)
             ----------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------



NOTE 14 - OTHER OPERATING EXPENSE
- ---------------------------------

Other operating expense for the years ended December 31, are as follows:

                                                    1994              1993              1992
                                              --------------    --------------    --------------
Stationery, supplies and printing             $      279,604    $      326,750    $      403,427
Legal, accounting and professional                   380,618           513,730           168,725
Data processing                                      598,454           929,460           899,164
Advertising                                          101,197           101,017           123,155
Insurance                                            522,300           518,934           520,859
Postage and freight                                  182,128           198,080           145,572
Amortization                                         120,605           273,408           233,517
Directors' fees                                      165,225           178,025           192,969
Telephone                                            179,674           142,803           144,473
Other                                              1,274,325         1,186,581           587,505
                                               -------------     -------------     -------------

                                              $    3,804,130    $    4,368,788    $    3,419,366
                                               =============     =============     =============

                         GULF SOUTHWEST BANCORP, INC.

                        PRO FORMA FINANCIAL INFORMATION

                                MARCH 31, 1995

Board of Directors and Shareholders
Gulf Southwest Bancorp, Inc.
Houston, Texas


                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------

We have reviewed the pro forma adjustments reflecting the transaction described in notes to pro forma consolidating financial statements and the application of those adjustments to the historical amounts in the accompanying pro forma consolidating balance sheet of Gulf Southwest Bancorp, Inc. as of March 31, 1995, and the related pro forma consolidating statements of income for the year ended December 31, 1994 and the three months ended March 31, 1995. The historical financial statements of Gulf Southwest Bancorp, Inc. as of December 31, 1994 and for the year then ended were audited by us, on which we have issued our report dated January 30, 1995. The historical financial statements of Texas Gulf Coast Bancorp, Inc. as of December 31, 1994 and for the year then ended were audited by us, on which we have issued our report dated March 3, 1995. The historical financial statements of Gulf Southwest Bancorp, Inc. and Texas Gulf Coast Bancorp, Inc. as of March 31, 1995, and for the three months then ended were unaudited. Such pro forma adjustments are based on management's assumptions as described in notes to pro forma consolidating financial statements. Our review was conducted in accordance with standards established by the American Institute of Certified Public Accountants.

A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion.

The objective of this pro forma financial information is to show what the significant effects on the historical information might have been had the transaction occurred at an earlier date. However, the pro forma consolidating financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

Based on our review, nothing came to our attention that caused us to believe that management's assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned transaction described in notes to pro forma consolidating financial statements, that the related pro forma adjustments do not give appropriate effect to those assumptions, or that the pro forma column does not reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma consolidating balance sheet of Gulf Southwest Bancorp, Inc. as of March 31, 1995, and the related pro forma consolidating statements of income for the year ended December 31, 1994 and the three months ended March 31, 1995.


                                   /s/Hidalgo, Banfill, Zlotnik & Kermali, P.C.
                                       Hidalgo, Banfill, Zlotnik & Kermali, P.C.


Houston, Texas
April 25, 1995

                         GULF SOUTHWEST BANCORP, INC.

            PRO FORMA CONSOLIDATING FINANCIAL STATEMENTS OBJECTIVES
                                  (UNAUDITED)



      The following pro forma balance sheet as of March 31, 1995 and the related statements of income for the year ended December 31, 1994 and the three months ended March 31, 1995 have been derived from the historical financial statements of Gulf Southwest Bancorp, Inc. and Texas Gulf Coast Bancorp, Inc. and have been adjusted to give effect of the merger of the Companies as if the merger had occurred on March 31, 1995 as to the pro forma consolidating balance sheet and as of January 1, 1994 as to the pro forma consolidating statements of income. The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition and results of operations that actually would have resulted if the merger had been consummated at January 1, 1994. The pro forma financial statements should be read in conjunction with the notes thereto and the financial statements and notes thereto of Gulf Southwest Bancorp, Inc. and Texas Gulf Coast Bancorp, Inc.

                          GULF SOUTHWEST BANCORP, INC.
                          ----------------------------
                      PRO FORMA CONSOLIDATING BALANCE SHEET
                      -------------------------------------
                                 MARCH 31, 1995
                                 --------------
                                  (UNAUDITED)
                                  -----------

                                                Texas Gulf
                                Gulf Southwest     Coast
                                 Bancorp, Inc.   Bancorp, Inc.                            Pro forma
                                      and           and                                  Adjustments
                                                                               -------------------------------
                                 Subsidiaries    Subsidiaries      Total          Debits             Credits            Pro forma
                                --------------- --------------  ------------   --------------      -----------        -------------

  Cash and due from banks       $   12,896,811  $  12,252,259  $  25,149,070   $                   $    52,231  /(1)/ $  25,096,839
  Time deposits in banks             1,744,000              -      1,744,000                                              1,744,000
  Federal funds sold                17,875,000     18,219,418     36,094,418                                             36,094,418
  Investment securities:
   Held-to-maturity                 52,008,182     67,910,452    119,918,634                         1,357,612  /(1)/   118,561,022
   Available-for-sale                6,003,141     19,725,659     25,728,800                                             25,728,800
  Loans, net of allowance          146,113,561     77,503,520    223,617,081                            85,496  /(1)/   223,531,585
  Bank premise and equipment         4,523,934      3,742,416      8,266,350                                              8,266,350
  Accrued interest receivable        1,980,752      1,632,429      3,613,181                                              3,613,181
  ORE                                1,514,804        753,651      2,268,455                                              2,268,455
  Other assets                       1,466,786        995,778      2,462,564                                              2,462,564
  Excess of cost over equity
   in subsidiaries                     307,993        746,337      1,054,330     1,636,001  /(1)/                         2,690,331
                                 -------------   ------------   ------------                                           ------------

    Total Assets                $  246,434,964  $ 203,481,919  $ 449,916,883                                          $ 450,057,545
                                 =============   ============   ============                                           ============

  Deposits:
   Non-interest bearing         $   68,299,239  $  42,236,128  $ 110,535,367                                          $ 110,535,367
   Interest bearing                150,018,673    138,897,485    288,916,158                            59,584  /(1)/   288,975,742
  Accrued interest, taxes and
   other                             1,542,993        976,263      2,519,256                                              2,519,256
  Borrowings                                 -      3,440,844      3,440,844                                              3,440,844
  Minority interest                          -        259,056        259,056                                                259,056
                                 -------------   ------------   ------------                                           ------------

    Total Liabilities              219,860,905    185,809,776    405,670,681                                            405,730,265
                                 -------------   ------------   ------------                                           ------------

  Stockholders' Equity:
   Common stock                      1,281,650        381,939      1,663,589       381,939  /(1)/      696,205  /(1)/     1,977,855
   Paid in capital                   8,630,863      5,207,041     13,837,904                        11,981,357  /(1)/    25,819,261
   Retained earnings                16,996,095     15,437,576     32,433,671    15,437,576  /(1)/                        16,996,095
   Unrealized securities
    gains (losses)                     (21,105)      (131,382)      (152,487)                                              (152,487)
                                 -------------   ------------   ------------                                           ------------
                                    26,887,503     20,895,174     47,782,677                                             44,640,724
   Less - cost of treasury
    stock                             (313,444)    (3,223,031)    (3,536,475)                        3,223,031  /(1)/      (313,444)
                                 -------------   ------------   ------------                                           ------------

    Total Stockholders' Equity      26,574,059     17,672,143     44,246,202                                             44,327,280
                                 -------------   ------------   ------------                                           ------------

    Total Liabilities and
     Stockholders' Equity       $  246,434,964  $ 203,481,919  $ 449,916,883                                          $ 450,057,545
                                 =============   ============   ============                                           ============

See accountants' review report and notes to pro forma consolidating financial statements.

                         GULF SOUTHWEST BANCORP, INC.
                         ----------------------------
                   PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                   -------------------------------------------
                          YEAR ENDED DECEMBER 31, 1994
                          ----------------------------
                                  (UNAUDITED)
                                  -----------

                                                       Texas Gulf
                                      Gulf Southwest      Coast
                                      Bancorp, Inc.   Bancorp, Inc.                       Pro forma
                                           and             and                            Adjustments
                                                                                    ----------------------
                                       Subsidiaries    Subsidiaries      Total        Debits        Credits           Pro forma
                                      --------------  --------------  ------------  -----------     ---------        ------------
  Interest Income:
   Interest and fees on loans         $   12,274,698  $   6,776,407   $ 19,051,105                                 $ 19,051,105
   Investment securities:
    Taxable                                3,041,308      3,941,439      6,982,747                                    6,982,747
    Non-taxable                              370,726        776,207      1,146,933                                    1,146,933
  Time deposits with banks                    62,363             97         62,460                                       62,460
  Federal funds sold                       1,216,142      1,133,107      2,349,249                                    2,349,249
                                         -----------    -----------    -----------                                  -----------
    Total Interest Income                 16,965,237     12,627,257     29,592,494                                   29,592,494
                                         -----------    -----------    -----------                                  -----------

  Interest Expense:
   Deposits                                4,796,133      4,166,895      8,963,028                                    8,963,028
   Borrowings                                      -         78,686         78,686                                       78,686
                                         -----------    -----------    -----------                                  -----------
    Total Interest expense                 4,796,133      4,245,581      9,041,714                                    9,041,714
                                         -----------    -----------    -----------                                  -----------

  Net interest income                     12,169,104      8,381,676     20,550,780                                   20,550,780
  Provision for loan losses                   50,000        178,000        228,000                                      228,000
                                         -----------    -----------    -----------                                  -----------
  Net interest income after provision
for loan  losses                          12,119,104      8,203,676     20,322,780                                   20,322,780
                                         -----------    -----------    -----------                                  -----------

  Non-interest Income:
   Service charges on deposits             2,353,282      1,883,049      4,236,331                                    4,236,331
   Other service charges and fees            222,001         67,552        289,553                                      289,553
   Other operating income                    662,771      1,206,417      1,869,188                                    1,869,188
   Securities transactions                         -         (1,224)        (1,224)                                      (1,224)
                                         -----------    -----------    -----------                                  -----------
    Total Non-interest Income              3,238,054      3,155,794      6,393,848                                    6,393,848
                                         -----------    -----------    -----------                                  -----------

  Non-interest Expense
   Salaries and employee benefits          4,825,183      4,415,710      9,240,893                                    9,240,893
   Occupancy expense                       1,153,620        631,197      1,784,817                                    1,784,817
   Furniture and equipment expense           529,730        703,275      1,233,005                                    1,233,005
   Other operating expense                 3,884,307      3,922,046      7,806,353  396,650 /(2)/                     8,203,003
                                         -----------    -----------    -----------                                  -----------
    Total Non-interest Expense            10,392,840      9,672,228     20,065,068                                   20,461,718
                                         -----------    -----------    -----------                                  -----------

  Income before income taxes               4,964,318      1,687,242      6,651,560                                    6,254,910
  Income taxes                               999,300        461,600      1,460,900                  134,861 /(2)/     1,326,039
                                         -----------    -----------    -----------                                  -----------

  Net Income                          $    3,965,018  $   1,225,642   $  5,190,660                                  $ 4,928,871
                                         ===========    ===========    ===========                                  ===========

See accountants' review report and notes to pro forma consolidating financial statements.

                         GULF SOUTHWEST BANCORP, INC.
                         ----------------------------
                  PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                  -------------------------------------------
                   FOR THE THREE MONTHS ENDED MARCH 31, 1995
                   -----------------------------------------
                                  (UNAUDITED)
                                  -----------

                                                             Texas Gulf
                                           Gulf Southwest      Coast
                                            Bancorp, Inc.   Bancorp, Inc.                       Pro forma
                                                 and             and                           Adjustments
                                                                                        -----------------------
                                             Subsidiaries   Subsidiaries      Total       Debits        Credits         Pro forma
                                            --------------  -------------  -----------  -----------  ------------     -------------

  Interest Income:
   Interest and fees on loans               $    3,426,825  $   1,776,930  $ 5,203,755                             $  5,203,755
   Investment securities:
    Taxable                                        789,840      1,012,929    1,802,769                                1,802,769
    Non-taxable                                     75,359        212,747      288,106                                  288,106
   Time deposits with banks                         24,116              -       24,116                                   24,116
   Federal funds sold                              317,133        382,646      699,779                                  699,779
                                               -----------     ----------   ----------                              -----------
    Total Interest Income                        4,633,273      3,385,252    8,018,525                                8,018,525
                                               -----------     ----------   ----------                              -----------

  Interest Expense:
   Deposits                                      1,275,864      1,175,776    2,451,640                                2,451,640
   Borrowings                                            -         71,128       71,128                                   71,128
                                               -----------     ----------   ----------                              -----------
    Total Interest expense                       1,275,864      1,246,904    2,522,768                                2,522,768
                                               -----------     ----------   ----------                              -----------


  Net interest income                            3,357,409      2,138,348    5,495,757                                5,495,757
  Provision for loan losses                              -         67,500       67,500                                   67,500
                                               -----------     ----------   ----------                              -----------
  Net interest income after
  provision for loan losses                      3,357,409      2,070,848    5,428,257                                5,428,257
                                               -----------     ----------   ----------                              -----------


  Non-interest Income:
   Service charges on deposits                     583,717        447,408    1,031,125                                1,031,125
   Other service charges and fees                   32,087         44,794       76,881                                   76,881
   Other operating income                          202,442        152,942      355,384                                  355,384
                                               -----------     ----------   ----------                              -----------
    Total Non-interest Income                      818,246        645,144    1,463,390                                1,463,390
                                               -----------     ----------   ----------                              -----------


  Non-interest Expense:
   Salaries and employee benefits                1,232,909      1,126,087    2,358,996                                2,358,996
   Occupancy expense                               254,614        176,683      431,297                                  431,297
   Furniture and equipment expense                 128,326        129,895      258,221                                  258,221
   Other operating expense                         980,776        922,126    1,902,902  99,162 /(2)/                  2,002,064
                                               -----------     ----------   ----------                              -----------
    Total Non-interest Expense                   2,596,625      2,354,791    4,951,416                                5,050,578
                                               -----------     ----------   ----------                              -----------


  Income before income taxes                     1,579,030        361,201    1,940,231                                1,841,069
  Income taxes                                     485,000         88,464      573,464                33,715 /(2)/      539,749
                                               -----------     ----------   ----------                              -----------
  Net Income                                $    1,094,030  $     272,737  $ 1,366,767                             $  1,301,320
                                               ===========     ==========   ==========                              ===========


See accountants' review report and notes to pro forma consolidating financial statements.

                          GULF SOUTHWEST BANCORP, INC.
                          ----------------------------

              NOTES TO PROFORMA CONSOLIDATING FINANCIAL STATEMENTS
              ----------------------------------------------------
                                  (UNAUDITED)
                                  -----------



Gulf Southwest Bancorp, Inc., through a wholly owned subsidiary, will merge Texas Gulf Coast Bancorp, Inc. into a wholly owned subsidiary of Gulf Southwest Bancorp, Inc. Gulf Southwest Bancorp, Inc. will acquire all of the outstanding common shares of Texas Gulf Coast Bancorp, Inc. The pro forma consolidating balance sheet at March 31, 1995 and the statements of income for the year ended December 31, 1994 and the three months ended March 31, 1995, reflect the financial position and results of operations of the entities as if they were consolidated at March 31, 1995 as to the balance sheet and as of January 1, 1994 as to the statements of income. The acquisition discussed herein will be accounted for as a purchase transaction. Gulf Southwest Bancorp, Inc. will record the assets and liabilities at their fair value. The excess of cost of the acquired enterprise over the sum of the amounts assigned to identifiable assets acquired less liabilities assumed shall be recorded as excess of cost over the net equity in net assets acquired.


Following are explanations of the pro forma adjustments reflected in the financial statements:


(1) To effect the acquisition, Gulf Southwest Bancorp, Inc. will issue 696,205 shares of its common stock (with a fair value of $25.50 per share) for 328,770 outstanding shares of Texas Gulf Coast Bancorp, Inc. common stock (with a fair value of $54.00 per share). Several shareholders of Texas Gulf Coast Bancorp, Inc., owning 888 shares of common stock dissented from the merger and are entitled to demand payment of the fair value of their shares. In lieu of fractional shares, shareholders of Texas Gulf Coast Bancorp, Inc. who otherwise would be entitled to receive fractional shares will be paid in cash based upon $25.50 per share of the common stock of Gulf Southwest Bancorp, Inc. All common stock of Texas Gulf Coast Bancorp, Inc. held as treasury shares will be cancelled.

(2) The excess of cost over the net equity in net assets acquired will be amortized over periods ranging from 3 to 15 years.